UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 9, 2018 (August 7, 2018)

EQT Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2018, EQT Corporation (EQT) announced that David L. Porges, Interim President and Chief Executive Officer (President and CEO) and Chairman of the Board of Directors of EQT, plans to retire from his duties as President and CEO and to resign as a member of the EQT Board of Directors effective as of, and conditioned upon, the closing of the previously announced separation of EQT’s upstream and midstream businesses (the Separation).  Mr. Porges also is expected to be appointed as the Chairman of the Board of Directors of Equitrans Midstream Corporation (the new company that will own and operate EQT’s midstream business following the Separation) effective as of, and conditioned upon, the closing of the Separation.

On August 7, 2018, the EQT Board of Directors appointed Robert J. McNally, currently EQT’s Senior Vice President and Chief Financial Officer, to become President and CEO and a member of the Board of Directors of EQT effective upon Mr. Porges’ retirement and resignation from EQT.  Mr. McNally, age 47, has been Senior Vice President and Chief Financial Officer of EQT since March 2016.  Mr. McNally has also served as Senior Vice President and Chief Financial Officer and a member of the Board of Directors of each of EQT Midstream Services, LLC, the general partner (the EQM General Partner) of EQT Midstream Partners, LP and EQT GP Services, LLC, the general partner (the EQGP General Partner) of EQT GP Holdings, LP, since March 2016.  Prior to joining EQT, Mr. McNally served as Executive Vice President and Chief Financial Officer of Precision Drilling Corporation (a drilling services company) from July 2010 to March 2016.

In addition, upon Mr. Porges’ retirement and resignation, James E. Rohr, currently the Lead Independent Director of the EQT Board of Directors, is expected to be appointed as Chairman of the EQT Board.

Thomas F. Karam, currently a member of the EQT Board of Directors, is expected to resign as a member of the EQT Board of Directors effective as of, and conditioned upon, the closing of the Separation.  Mr. Karam also is expected to be appointed as President and Chief Executive Officer and a member of the Board of Directors of Equitrans Midstream Corporation effective as of, and conditioned upon, the Separation. In order to facilitate a smooth transition, Mr. Karam will assume the position of Senior Vice President and President, Midstream, of EQT, effective immediately.  Finally, effective August 8, 2018, Mr. Karam has been appointed as President and Chief Executive Officer and a member of the Board of Directors of each of the EQM General Partner and the EQGP General Partner.

In consideration for his services in such positions, Mr. Karam will receive: (i) an annual base salary of $600,000; (ii) a target 2018 annual incentive award opportunity of $420,000; and (iii) a 2018 long-term incentive award valued at $3,000,000.

Effective as of, and conditioned upon, the Separation, Vicky A. Bailey, Kenneth M. Burke, Margaret K. Dorman, Norman J. Szydlowski and Robert F. Vagt are expected to resign as members of the EQT Board of Directors and be appointed as members of the Board of Directors of Equitrans Midstream Corporation.  In addition to Mr. Rohr, current EQT Directors Philip G. Behrman, A. Bray Cary, Jr., Daniel J. Rice, IV, Steven A. Thorington, Lee T. Todd, Jr., and Christine J. Toretti are expected to remain on the EQT Board of Directors following the Separation.

On August 8, 2018, Jeremiah J. Ashcroft III’s employment as the EQT Senior Vice President and President, Midstream, terminated.  Mr. Ashcroft’s roles as President and Chief Executive Officer and a member of the Board of Directors of each of the EQM General Partner and the EQGP General Partner also terminated the same day.

Item 7.01.  Regulation FD Disclosure

On August 9, 2018, EQT issued two news releases relating to the matters described above in Item 5.02.  Copies of EQT’s news releases are attached hereto and furnished as Exhibits 99.1 and 99.2 and are incorporated in this report by reference.

The information provided in this Item 7.01, including the accompanying Exhibits 99.1 and 99.2, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by EQT pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.  Financial Statements and Exhibits

(d)                            Exhibits.

99.1                   News release dated August 9, 2018 issued by EQT Corporation

99.2                   News release dated August 9, 2018 issued by EQT Corporation

Cautionary Statements

Disclosures in this Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K specifically include the expectations of management and board of director transition plans of EQT and EQT’s subsidiaries. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-

looking statements on current expectations and assumptions about future events. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control. The risks and uncertainties that may affect the operations, performance and results of EQT’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” of EQT’s Form 10-K for the year ended December 31, 2017, as updated by any subsequent Form 10-Qs.

Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by EQT Corporation dated August 9, 2018.

99.2	Press release issued by EQT Corporation dated August 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

By:	/s/ Robert J. McNally
Robert J. McNally
Senior Vice President and Chief Financial Officer

Date: August 9, 2018